SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2006 (November 1, 2006)
U-STORE-IT TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
6745 Engle Road, Suite 300
Cleveland, OH		44130

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (440) 234-0700
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry info a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3

Item 1.01	Entry info a Material Definitive Agreement.
     On November 1, 2006, our operating partnership, U-Store-It, L.P. (the “Operating Partnership) and Wachovia Bank, National Association entered into an unsecured term loan facility in the amount of $50 million (the “Bridge Facility”).
     U-Store-It Trust (the “Company”) along with U-Store-It Mini Warehouse Co., and YSI Management LLC, each of which is a direct or indirect subsidiary of the Company, serve as the guarantors for any funds borrowed by the Operating Partnership under the Bridge Facility. The Bridge Facility matures on November 30, 2006. The interest rate per annum applicable to the Bridge Facility is equal to a base rate plus 0.15% or LIBOR plus 1.15%.
     The Bridge Facility contains customary affirmative, negative and financial covenant, representations, warranties and borrowing conditions, all as set forth in the Credit Agreement attached hereto.
     The foregoing description of the Bridge Facility does not purport to be complete and is qualified in its entirety by the terms of the Credit Agreement attached as Exhibit 10.1 of this Current Report, incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant.
     As discussed in Item 1.01 above, effective November 1, 2006, our Operating Partnership entered into the Bridge Facility with Wachovia Bank, National Association. The information reported in Item 1.01 above is incorporated herein by reference. On November 1, 2006, the Operating Partnership borrowed $50 million available under the Bridge Facility on the terms set forth in the Credit Agreement, and the Company, together with U-Store-It Mini Warehouse Co., and YSI Management LLC, guaranteed that principal amount.

Item 9.01	Financial Statement and Exhibits.
(d) Exhibits
10.1	Credit Agreement, dated as of November 1, 2006, by and between U-Store-It, L.P. as borrower and Wachovia Bank, National Association as lender.

10.2	Note, dated as of November 1, 2006, executed on behalf of U-Store-It, L.P.

10.3	Guaranty, dated as of November 1, 2006, executed on behalf of U-Store-It Trust, U-Store-It Mini Warehouse Co., and YSI Management LLC, as guarantors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST
Date: November 7, 2006	By: /s/ Dean Jernigan

Name: Dean Jernigan
Title: President and Chief Executive Officer

Exhibit
No.	Description
10.1	Credit Agreement, dated as of November 1, 2006, by and between U-Store-It, L.P. as borrower and Wachovia Bank, National Association as lender.

10.2	Note, dated as of November 1, 2006, executed on behalf of U-Store-It, L.P.

10.3	Guaranty, dated as of November 1, 2006, executed on behalf of U-Store-It Trust, U-Store-It Mini Warehouse Co., and YSI Management LLC, as guarantors.